Red Trail Energy

11TH ANNUAL MEMBERSHIP MEETING

MARCH 23, 2017

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This presentation contains financial information for the first quarter of the fiscal year ending September 30, 2016, which have not been audited and have been derived from our unaudited books and records only. This means that the financial results for the period have not been independently reviewed by a certified public accountant and there is no assurance from a qualified, independent, third party that the assumptions and other information underlying the financial results is reasonable. Further, this presentation contains forward looking statements that can, in some cases, be identified by the use of words such as "may," "will," "should," "anticipate," "believe," "expect," "plan," "future," "intend," "could," "estimate," "predict," "hope," "potential," "continue," or the negative of these terms or other similar expressions. These statements are only our predictions and involve numerous assumptions, risks and uncertainties, including those referenced in our fiscal 2016 Form 10-K, 10-Q and other filings with the SEC which are specifically incorporated by reference herein. Our actual results or actions could and likely will differ materially from those anticipated in the forward looking statements.

Agenda

- ❑ Welcome
- ❑ Introductions
- ❑ Recognition of Quorum
- ❑ Secretary Report
- ❑ Call Meeting to Order
- ❑ Voting
- ❑ Business Presentation
- ❑ Election Results
- ❑ Meeting Adjourn

Red Trail Energy, LLC

- **Chairman – Sid Mauch**
- **Governors**
  - **Mike Appert**, Vice Chairman / Chairman of Risk Management Committee
  - **Ambrose Hoff**, Secretary
  - **Ron Aberle**, Chairman of Audit Committee
  - **Frank Kirschenheiter**
  - **Anthony Mock**
  - **Bill Price**
- **Advisor to the Board of Governors – Phil Gisi**
- **Chief Executive Officer – Gerald Bachmeier**
- **Chief Financial Officer – Jodi Johnson**

Introductions

- **Inspector of Election and SEC Legal Counsel – Brown Winick**
  - **Joe Leo**
- **Independent Auditor – Eide Bailly**
  - **Ann Glenz**
  - **Ryan Beste**
- **Qualified Matching Service Manager – FNC Ag Stock, LLC**
  - **Jayson Menke**
- **US Bank**
  - **John Lundby**

INTRODUCTIONS

- Twin Rivers Trading
  - Jason Schwab
- EERC
  - Charlie Gorecki



Recognition of Quorum

Quorum is constituted as of the Record Date, when 41,466,340 Class A Membership Units were outstanding. The presence of members holding a majority of the total outstanding membership units constitutes a quorum. We need 20,733,170 Membership Units represented at the meeting to constitute a quorum. If you submitted a properly executed proxy, then you are considered part of the quorum even if you are not physically attending the meeting.

Secretary Report

RTE Ballot

- Proposal #1 – Election of Governors
  - Ron Aberle
  - Ambrose Hoff
- Proposal #2 – Say on Pay Vote

VOTING

Management Update

Chief Executive Officer

Gerald Bachmeier

RTE Employee Introductions

- Juanita Aase
- Kent Glasser
- Chris Kline
- Tyler Mock
- Mike Samuelson
- Bill Schimetz
- Stacy Wagner
- Dana Wahus
- Ryan Wiege
- Dustin Willett

2016 Year in Review

Production Results:	
Ethanol Sold (gallons)	60,616,099
Dried Distillers Grains Sold (tons)	123,780
Modified Dried Distillers Grains Sold (tons)	80,659
Corn Oil Sold (pounds)	14,820,193
Corn Ground (bushels)	21,768,549
Production Yield	2.78

2015 – 2016

	2015	2016
Btu Per Gallon	28.3	26.5
Chemical usage per gallon	.107	.087
KW per gallon	.071	.057

CFO Report



Income Statements

	Fiscal year ended September 30, 2016	Fiscal year ended September 30, 2015
Revenues	$105,159,602	$100,795,412
Cost of goods sold	$97,414,865	$91,984,165
Gross profit (loss)	$7,744,737	$8,811,247
General & admin expenses	$2,399,733	$2,471,783
Operating income (loss)	$5,345,004	$6,339,464
Interest & other income	$673,341	$2,582,988
Interest expense	($114,584)	($355,191)
Net income (loss)	**$5,903,761**	**$8,567,261**

	FY 2016 Prices	FY 2016 Sales	FY 2016 Revenue
Ethanol (gallons)	$1.34	60,616,099	$81,225,573
DDG (tons)	$120.00	123,780	$14,853,600
MDG (tons)	$58.00	80,659	$4,678,222
Corn Oil (pounds)	$0.24	14,820,193	$3,556,846

	FY 2015 Prices	FY 2015 Sales	FY 2015 Revenue
Ethanol (gallons)	$1.52	53,448,822	$81,242,209
DDG (tons)	$123.00	111,425	$13,705,275
MDG (tons)	$50.00	69,847	$3,492,350
Corn Oil (pounds)	$0.22	8,297,930	$1,825,545


Cost Per Gallon of Ethanol Produced
FY 2016 Cost per Gallon
FY 2015 Cost per Gallon
0.11
0.09
0.04
0.03
0.05
0.04
0.01
0.01
0.08
0.07
0.06
0.06
0.01
0.01
0.03
0.04
0.01
0.01
Chemicals & Ingredients
Denaturant Cost
Electricity
Water
Natural Gas/Coal
Labor Expense
Operating Supplies
Repairs & Maintenance
Equipment Lease

BALANCE SHEETS

(AS OF SEPTEMBER 30)

	2016	2015
Total Assets	$75,591,411	$77,567,266
Total Liabilities	$7,938,227	$11,802,949
Members' Equity	$67,653,184	$65,764,317
Debt to equity ratio	.12	.18
Book value per unit	$1.69	$1.64

Income Statements

(Three months ended December 31)

	2016	2015
Revenues	$30,004,460	$25,439,795
Cost of goods sold	$27,127,930	$24,278,660
Gross profit (loss)	$2,876,530	$1,161,135
General & admin expenses	$690,934	$632,483
Operating income (loss)	$2,185,596	$528,652
Interest & other income	$586,381	$47,525
Interest expense	($15)	($72,466)
Net income (loss)	**$2,771,962**	**$503,711**

BALANCE SHEETS

	December 31, 2016	September 30, 2016
Total Assets	$94,688,595	$75,591,411
Total Liabilities	$21,508,412	$7,938,227
Members' Equity	$73,180,183	$67,653,184
Debt to equity ratio	.29	.12
Book value per unit	$1.76	$1.69

Looking Ahead

- Rail Expansion
- Cogen
- CO_2 Sequestration

Rail expansion (MIKE)


Site 3 Lot 1
Site 4 Lot 2
Site 4 Lot 1- Frac Sand Storage
Site 4 Lot 3- Concrete Plant
Site 3 Lot 2
Site 5 Lot 2- CO2 Plant
Site 5 Lot 1- Corn Oil/Diesel Offload
94
87th Ave SW

Electrical Supply and Demand

- Current Demand
  - 4.6mg
- Possible Future Demand
  - 10mg
- Lost Time

Plant Downtime Due to Electrical Supply

YEAR	Number of times	Hours of NO production	EST Production Loss
2015	13 times	25.5 hrs	191,250 gal
2016	15 times	90.5 hrs	678,750 gal

Cogen Plant



RTE Wind Farm Opportunities



- ~12 Miles Away
- ~100 MW
- 2 Substations
- ~$8,000,000
- Dedicated meters to RTE

Ethanol Future with CCS

Current and Projected Carbon Intensity (CI) by Fuel Type



LCFS Gasoline 2016
LCFS Gasoline 2020 Goal
Midwest Ethanol Producers 2016
RTE 2016
RTE Goal w/CCS
0
20
40
60
80
100
CI, gCO2e/MJ

Source: California Air Resources Board (July 2016)

- Maximize California's Low Carbon Fuel Standard (LCFS) credits
- Credits based on CI
  - Quantifies carbon footprint
  - Based on cradle-to-grave life cycle analysis (LCA)
- Applicability for Oregon's Clean Fuels Program
  - Passed bill to fully implement in 2016
  - Goal is to reduce average CI by 10% over 10-year period

RTE

EERC

CI Value

Compare $/MT CI Value Differential		
CI	44.00	82.30
2017 Annual Standarad	95.02	95.02
	0.00415864	0.001036807
$/MT OPIS 1/20	$ 98.00	$ 98.00
$/Gal @ CI	$ 0.41	$ 0.10
Gallons per Year	64000000	64000000
MT per Year	266152.9728	66355.6608
$/MT	$ 98.00	$ 98.00
	$ 26,082,991.33	$ 6,502,854.76
Per Year Gain	$ 19,580,136.58	

CI Value

Compare $/CI Value Differential		
CI	44.00	82.30
OPIS Benchmark	79.90	79.90
	35.90	(2.40)
$/CI OPIS 1/20	$ 0.00799	$ 0.00799
$/Gal @ CI	$ 0.29	$ (0.02)
Gallons per Year	64000000	64000000
CI "Units" per Year	2297600000	-153600000
$/CI	$ 0.00799	$ 0.00799
	$ 18,353,182.85	$ (1,226,953.73)
Per Year Gain	$ 19,580,136.58	


Red Trail Energy
EERC
Critical Challenges. Practical Solutions.

What Is CCS?


Freshwater Zone
Seals Prevent Migration
Deep Saline Formations
Oil and Gas Reservoir

- Carbon capture and storage (CCS) is the process of capturing CO_2 before it enters the atmosphere and injecting it into deep underground and permanent storage.
- CO_2 is captured at “stationary sources”:
  - Power plants
  - Ethanol plants
  - Industrial facilities
- Storage reservoirs include:
  - Deep saline formations
  - Depleted oil reservoirs
  - Unminable coal seams

RTE

EERC

RTE Site: Ideal for CCS

Carbon Capture Opportunity

- 180,000 tons of CO_2 annually from fermentation
- Nearly pure CO_2 stream


O
C
O

Carbon Storage Complex

- The Broom Creek Formation
  - Regional CO_2 storage target
  - Approximately 6400 ft directly below RTE facility
    - Reduced capital/operating expenses
    - Current site access
- Redundant geologic seals
  - Swift
  - Piper
  - Opeche

Site Stratigraphy



SYSTEM
ROCK UNIT
ROCK COLUMN
SWIFT
725 (221)
RIERDON
100 (30)
BOWEN
FIREMOON
TAMPICO
PIPER
KLINE
625 (191)
PICARD
POE
DUNHAM
SAUDE
SPEARFISH
750 (229)
PINE
BELFIELD
MINNEKAHTA
70 (21)
OPECHE
500 (152)
BROOM CREEK
375 (114)

RTE

EERC

Significant Storage Capacity

- Regional availability: 13–42 billion tons of potential CO_2 storage
- RTE's CCS effort: up to 4 million tons CO_2 over a 20-year life cycle



Divide
Burke
Renville
Bottineau
Towner
Williams
Roosevelt
Williston
Mountrail
Ward
Minot
McHenry
Pierce
Benson
Richland
McKenzie
Sheridan
Wells
Foster
Eddy
Mercer
Dawson
Burleigh
Kidder
Stutsman
Dickinson
Red Trail Energy
Bismarck
Stark
Morton
Slope
Hettinger
Grant
Fallon
Emmons
Bowman
Adams
Sioux
Carter
Harding
Storage, tons
<5,000,000
5,000,000–10,000,000
10,000,000–15,000,000
15,000,000–30,000,000
30,000,000–55,000,000

RTE

EERC

Project Activities

- Feasibility study
  - CO_2 capture
  - Site characterization
  - Geologic modeling and simulation
    - National Risk Assessment Partnership (NRAP)
  - Risk assessment
  - LCA
- Field implementation plan (FIP)
  - Plant infrastructure design
  - Permitting plan
  - Monitoring, verification, and accounting (MVA) plan
  - Well design
  - Well characterization and testing design



RTE

EERC

Applying Established Methods


CLOSURE
OPERATION
DESIGN
PROPOSED
FEASIBILITY
END
START
Feasibility Study
Go/No Go
Design Phase
Injection
Closure
Postclosure
Site Characterization
Modeling and Simulation
Risk Assessment
Monitoring, Verification, and Accounting
Design Modification

- The EERC has developed an integrated management approach to project management and execution.
  - Integrates multidisciplinary teams
  - Integrates data across project teams
- Technical methodologies developed and applied include the following:
  - Geological characterization
  - Reservoir simulation
  - Risk assessment
  - MVA, LCA, and FIP
  - Site characterization activities related to CCS
- Designed, drilled, and completed over one dozen wells for characterization and monitoring of CCS validation and demonstration projects.
- Shared lessons learned with industry and public.

All Activities Lead to Economics

- Installation and operating costs based on project findings
  - Permitting
  - Equipment and infrastructure
  - Installation
  - Well characterization and testing
  - Operations (including MVA activities)
- Potential revenue
  - LCFS credits based on LCA
  - Other CO_2 markets, for example
    - ♦ EOR opportunities
    - ♦ Food and beverage industry
    - ♦ Chemical feedstocks
  - Combined CCS and alternative market



Photograph by Lars Plougmann


EERC
Red Trail Energy
THANK YOU!

Q & A

Red Trail Energy

Newsletter and Member Updates

- You can receive your newsletter electronically - Sign up at the registration table.
- Please update your address and phone number at the registration table. Our goal is to keep the shareholder records as accurate as possible.
- Also, please let us know if you are a snowbird.
- Sign up for Red Trail Energy stock trading updates at
  - Fncagstock.com/#/companies/RTE

Election Results

Election Results

- Proposal #1 – Election of Governors
  - Election of Ron Aberle
    - Votes For –
    - Votes Against –
  - Election of Ambrose Hoff
    - Votes For –
    - Votes Against -
- Proposal #2 – Say on Pay Vote
  - For –
  - Against -

Adjournment of Meeting

Red Trail Energy

Thank you for coming!

Red Trail Energy

RED TRAIL ENERGY, LLC
PROXY SOLICITED ON BEHALF OF OUR BOARD OF GOVERNORS
FOR THE ANNUAL MEETING OF MEMBERS TO BE HELD ON MARCH 17, 2016

MEMBER NAME: John Doe

NUMBER OF MEMBERSHIP UNITS: 1000

Vote by Mail or Facsimile:
1) **Read the Proxy Statement**
2) **Mark your vote in the appropriate boxes below**
3) **Sign and date the proxy card**
4) **Return the proxy card via fax to (701) 974-3309 or by mail to the Company at P.O. Box 11, Richardton, ND 58652 by 4:00 p.m. on Wednesday, March 16, 2016.**

The undersigned hereby appoints Ronald Aberle and Ambrose Hoff, and each or either of them, with the power of substitution, as proxies to represent the undersigned and to vote as designated below, at the 2016 Annual Meeting of Members to be held on Thursday, March 17, 2016, at the Ramada-Bismarck, 1400 E. Interchange Avenue, Bismarck, North Dakota 58501, and at adjournment thereof, on any matters coming before the meeting.

Said proxies will vote on the proposal set forth in the notice of the annual meeting and proxy statement as specified on this card. If a vote is not specified, said proxies will vote FOR Frank Kirschenheiter, Sid Mauch and Anthony Mock, with the votes split equally between the nominees. If any other matters properly come before the 2016 Annual Meeting, said proxies will vote on such matters in accordance with the recommendations of the Board except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.

Proposal 1. Elect three (3) governors to the Board of Governors. Each will serve for a term of three years.

To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

You are entitled to give a nominee as many votes as is equal to the number of units you own multiplied by 3 (the number of governors to be elected), or you may distribute your votes among the nominees as you see fit. Write in the number of votes you are allocating to any nominee below. The Board recommends you vote your units for Frank Kirschenheiter, Sid Mauch and Anthony Mock.

Frank Kirschenheiter	1000	Votes
Sid Mauch	1,000	Votes
Anthony Mock	1000	Votes

This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the proxies to take action in their discretion upon other matters that may properly come before the meeting. **The proxies cannot vote your units unless you sign and return this card.**

Please sign exactly as your name appears on your unit certificate. When units are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

John Doe
Signature of Unit Holder
Dated: 3/15/16

Signature of Unit Holder
Dated:

VOTING SUMMARY

YEAR	TOTAL VOTES	UNITS REPRESNTED
2011	26,649,687	66.3%
2012	24,701,732	61.43%
2013	22,497,066	56.04%
2014	25,194,266	62.75%
2015	22,373,602	55.73%
2016	23,928,242	59.60%